EXHIBIT 4.4

COMMON STOCK	COMMON STOCK

[ ] NUMBER	REGENERON	[ ] SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK	SEE REVERSE FOR CERTAIN DEFINITIONS

Regeneron Pharmaceuticals, Inc.

CUSIP 75886F 10 7

This Certifies that                                                                                                                       is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

Regeneron Pharmaceuticals, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

[SEAL]
SECRETARY		PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED: EQUINITI TRUST COMPANY

BY	TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

Regeneron Pharmaceuticals, Inc.

THE RECORD HOLDER OF THIS CERTIFICATE MAY OBTAIN FROM THE SECRETARY OF THE CORPORATION, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF PREFERRED SHARES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT –		Custodian
			(Cust)		(Minor)

TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors

JT TEN	– as joint tenants with right of survivorship and not as tenants in common	Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received, _______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE [ ]

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_________________________________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:__________________________

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE PAGE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.